EXHIBIT 23



    INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in Idaho Power Company's Registration Statement Nos. 33-
    51215, 333-33124 and 333-67748 on Form S-3 and Registration
    Statement No. 333-66496 on Form S-8 of our report dated January 31, 2002 appearing in this Annual Report on Form 10-K of Idaho Power Company for the year ended December 31, 2001.





    DELOITTE & TOUCHE LLP

    Boise, Idaho
    March 22, 2002